Supplement dated July 21, 2023
to the following statutory prospectus(es):
Monument Advisor and Monument Advisor Select dated May 1, 2023
This supplement updates certain information contained in your statutory prospectus. Please read and retain this supplement for future reference.
The following underlying mutual fund is offered as an investment option under the contract.
Effective September 1, 2023, the name of the investment option is updated as indicated below:
CURRENT NAME	UPDATED NAME
Lazard Retirement Series, Inc. - Lazard Retirement U.S. Small- Mid Cap Equity Portfolio: Service Shares	Lazard Retirement Series, Inc. - Lazard Retirement US Small Cap Equity Select Portfolio: Service Shares
PROS-0741